IDEX II FLEXIBLE INCOME PORTFOLIO
                     (SUCCESSOR TO IDEX TOTAL INCOME TRUST)

               COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN - CLASS
 A SHARES (assuming deduction of the maximum sales charge of 4.75% and taking into account 12b-1 fees at the maximum level of 0.35%)

THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                    T = ((ERV / P) 1/N) - 1

WHERE:   T        =        Average Annual Total Return

         ERV      =        Ending redeemable value of the initial
                           investment for the periods shown

         P        =        $1,000.00 initial investment

         N        =        Number of years

FOR THE ONE YEAR PERIOD ENDED OCTOBER 31, 1992:

         T        =        6.50%

         ERV      =        $1,065.00

         P        =        $1,000.00

         N        =        1

FOR THE FIVE YEAR PERIOD ENDED OCTOBER 31, 1992:

         T        =        7.21%

         ERV      =        $1,416.15

         P        =        $1,000.00

         N        =        5

FOR THE PERIOD FROM INCEPTION (JUNE 29, 1987) THROUGH OCTOBER 31, 1992:

         T        =        6.23%

         ERV      =        $1,385.79

         P        =        $1,000.00

         N        =        5.4

                        IDEX II FLEXIBLE INCOME PORTFOLIO
                     (SUCCESSOR TO IDEX TOTAL INCOME TRUST)

                  COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN -
                  CLASS A SHARES (assuming no deduction of the
                         maximum sales charge of 4.75%)

THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T = ((ERV / P) 1/N) - 1

WHERE:   T        =        Average Annual Total Return

         ERV      =        Ending redeemable value of the initial
                           investment for the periods shown

         P        =        $1,000.00 initial investment

         N        =        Number of years

FOR THE ONE YEAR PERIOD ENDED OCTOBER 31, 1992:

         T        =        11.80%

         ERV      =        $1,117.99

         P        =        $1,000.00

         N        =        1

FOR THE FIVE YEAR PERIOD ENDED OCTOBER 31, 1992:

         T        =        8.76%

         ERV      =        $1,521.48

         P        =        $1,000.00

         N        =        5

FOR THE PERIOD FROM INCEPTION (JUNE 29, 1987) THROUGH OCTOBER 31, 1992:

        T        =        7.67%

        ERV      =        $1,490.65

        P        =        $1,000.00

        N        =        5.4

                        IDEX II FLEXIBLE INCOME PORTFOLIO
                     (SUCCESSOR TO IDEX TOTAL INCOME TRUST)

                    COMPUTATION OF CUMULATIVE TOTAL RETURN -
                    CLASS A SHARES (assuming deduction of the
                         maximum sales charge of 4.75%)

THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                               T = ((ERV / P) - 1

WHERE:   T        =        Cumulative Total Return

         ERV      =        Ending redeemable value of the initial
                           investment for the periods shown

         P        =        $1,000.00 initial investment

         N        =        Number of years (assumed to be one year)

FOR THE ONE YEAR PERIOD ENDED OCTOBER 31, 1992:

         T        =        11.80%

         ERV      =        $1,117.99

         P        =        $1,000.00

         N        =        1

FOR THE FIVE YEAR PERIOD ENDED OCTOBER 31, 1992:

         T        =        52.15%

         ERV      =        $1,521.48

         P        =        $1,000.00

         N        =        1

FOR THE PERIOD FROM INCEPTION (JUNE 29, 1987) THROUGH OCTOBER 31, 1992:

         T        =        49.07%

         ERV      =        $1,490.65

         P        =        $1,000.00

         N        =        1

                        IDEX II FLEXIBLE INCOME PORTFOLIO
                     (SUCCESSOR TO IDEX TOTAL INCOME TRUST)

                        COMPUTATION OF YIELD FOR CLASS A

        Yield computation for the 30-day period ending October 31, 1992.


YIELD = 2  { ( (a - b) / (c x d)  +  1) 6  -  1}

YIELD = 2  { ( (184,018.25  -  40,967.981) / (2,917,518.065  x   9.40)  +  1)
           6  -  1}

YIELD = 2  { (143,050.269  /  27,424.669.811)   +  1) 6  -  1}

YIELD = 2  {1.031707664  -  1)

YIELD =    .063415

YIELD =    6.34%